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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                October 29, 2004

                                 PERRIGO COMPANY
                                 ---------------
             (Exact name of registrant as specified in its charter)

   MICHIGAN                      0-19725                  38-2799573
---------------               -------------            -----------------
(State of other                (Commission               (IRS Employer
Jurisdiction of                File Number)              Identification
Incorporation)                                           No.)

515 Eastern Avenue, Allegan, Michigan                    49010
----------------------------------------               ---------
(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code: (269) 673-8451

                                 Not Applicable
--------------------------------------------------------------------------------
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01. Regulation FD Disclosure

On October 29, 2004, The Perrigo Company held its Annual Shareholders' Meeting at the Perrigo Corporate Office, Allegan, Michigan.

The Annual Shareholders' Meeting slides presented are Exhibit 99. Certain statements in these slides are forward-looking statements within the meaning of
Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbor created thereby. These statements relate to future events or the Company's future financial performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Company or its industry to be materially different from those expressed or implied by any forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as "may," "will," "could," "would," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "predict," "potential" or other comparable terminology. Please see the "Cautionary Note Regarding Forward-Looking Statements" on pages 27 - 33 of the Company's Form 10-K for the year ended June 26, 2004 for a discussion of certain important factors that relate to forward-looking statements contained in this press release. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. Unless otherwise required by applicable securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

The information in this Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01. Financial Statements and Exhibits

(c) Exhibits

      99    Annual Shareholders' Meeting Slides.

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                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               PERRIGO COMPANY
                               (Registrant)

Dated: October 29, 2004             By: /s/Douglas R. Schrank
                                        -----------------------------------
                                    Douglas R. Schrank
                                    Executive Vice President and
                                    Chief Financial Officer
                                    (Principal Accounting and Financial Officer)

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                                  Exhibit Index

Exhibit 99 - Annual Shareholders' Meeting Slides, furnished solely pursuant to
Item 7.01 of Form 8-K.